FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com
KLA-TENCOR REPORTS FISCAL 2014 THIRD QUARTER RESULTS
MILPITAS, Calif., April 24, 2014 - KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal year 2014, which ended on March 31, 2014, and reported GAAP net income of $204 million and GAAP earnings per diluted share of $1.21 on revenues of $832 million.
“KLA-Tencor delivered solid results for the third quarter of fiscal year 2014, demonstrating our market leadership and strong operational execution,” commented Rick Wallace, President and CEO of KLA-Tencor. “Semiconductor device manufacturers are facing enormous challenges in transitioning from planar to 3D transistor structures and in implementing new process technologies at the leading edge such as multi-patterning lithography. Although the semiconductor capital equipment industry is currently experiencing a pause in demand after a strong initial ramp of some of these new technologies, we remain focused on partnering with our customers to address yield issues associated with these ramps.”

GAAP Results
	Q3 FY 2014	Q2 FY 2014	Q3 FY 2013
Revenues	$832 million	$705 million	$729 million
Net Income	$204 million	$139 million	$166 million
Earnings per Diluted Share	$1.21	$0.83	$0.98

Non-GAAP Results
	Q3 FY 2014	Q2 FY 2014	Q3 FY 2013
Net Income	$206 million	$143 million	$171 million
Earnings per Diluted Share	$1.23	$0.85	$1.01
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.
KLA-Tencor will discuss the results for its fiscal year 2014 third quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com
Forward-Looking Statements:
Statements in this press release other than historical facts, such as statements regarding KLA-Tencor's ability to maintain, and benefit from, its market leadership position; technological challenges and focus areas of KLA-Tencor's customers; the future outlook for growth in the semiconductor equipment industry; and KLA-Tencor's anticipated future performance, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor's research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor's ability to successfully manage its costs; market acceptance of the company's existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor's Annual Report on Form 10-K for the year ended June 30, 2013, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:
KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED and other related nanoelectronics industries.  With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for more than 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)
Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor's financial results presented in accordance with United States GAAP.
To supplement KLA-Tencor's condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user's overall understanding of KLA-Tencor's operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor's financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2014	June 30, 2013
ASSETS
Cash, cash equivalents and marketable securities	$3,026,824	$2,918,881
Accounts receivable, net	557,661	524,610
Inventories	680,919	634,448
Other current assets	276,925	273,564
Land, property and equipment, net	326,049	305,281
Goodwill	335,246	326,635
Purchased intangibles, net	31,988	34,515
Other non-current assets	251,239	269,423
Total assets	$5,486,851	$5,287,357
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$120,771	$115,680
Deferred system profit	173,595	157,965
Unearned revenue	46,179	60,838
Other current liabilities	547,102	527,049
Total current liabilities	887,647	861,532
Non-current liabilities:
Long-term debt	747,783	747,376
Pension liabilities	58,408	57,959
Income tax payable	59,765	59,494
Unearned revenue	57,818	42,228
Other non-current liabilities	35,502	36,616
Total liabilities	1,846,923	1,805,205
Stockholders' equity:
Common stock and capital in excess of par value	1,206,377	1,159,565
Retained earnings	2,464,901	2,359,233
Accumulated other comprehensive income (loss)	(31,350)	(36,646)
Total stockholders' equity	3,639,928	3,482,152
Total liabilities and stockholders' equity	$5,486,851	$5,287,357

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended March 31,		Nine months ended March 31,
(In thousands, except per share data)	2014	2013	2014	2013
Revenues:
Product	$670,083	$579,746	$1,716,006	$1,676,847
Service	161,516	149,283	479,059	445,902
Total revenues	831,599	729,029	2,195,065	2,122,749
Costs and operating expenses:
Costs of revenues	342,826	309,508	906,297	930,648
Engineering, research and development	134,161	118,788	401,021	360,138
Selling, general and administrative	93,449	98,487	288,691	289,913
Total costs and operating expenses	570,436	526,783	1,596,009	1,580,699
Income from operations	261,163	202,246	599,056	542,050
Interest income and other, net	(9,917)	(10,131)	(31,201)	(28,519)
Income before income taxes	251,246	192,115	567,855	513,531
Provision for income taxes	47,665	25,733	113,831	105,152
Net income	$203,581	$166,382	$454,024	$408,379
Net income per share:
Basic	$1.22	$1.00	$2.73	$2.46
Diluted	$1.21	$0.98	$2.70	$2.41
Cash dividends declared per share	$0.45	$0.40	$1.35	$1.20
Weighted-average number of shares:
Basic	166,253	166,234	166,184	166,297
Diluted	167,989	169,180	168,355	169,425

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	March 31,
(In thousands)	2014	2013
Cash flows from operating activities:
Net income	$203,581	$166,382
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,614	21,168
Non-cash stock-based compensation expense	12,723	18,536
Excess tax benefit from equity awards	(657)	(872)
Net gain on sale of marketable securities and other investments	(281)	(712)
Changes in assets and liabilities:
Decrease in accounts receivable, net	16,598	142,764
Decrease (increase) in inventories	(14,738)	11,138
Decrease in other assets	48,463	2,753
Increase (decrease) in accounts payable	(20,818)	4,552
Decrease in deferred system profit	(70,008)	(19,959)
Increase in other liabilities	42,250	69,033
Net cash provided by operating activities	237,727	414,783
Cash flows from investing activities:
Acquisition of cost method investment	(1,345)	—
Acquisition of business	(18,000)	—
Capital expenditures, net	(18,220)	(18,300)
Purchase of available-for-sale securities	(359,299)	(460,124)
Proceeds from sale of available-for-sale securities	202,650	258,067
Proceeds from maturity of available-for-sale securities	60,035	63,671
Purchase of trading securities	(20,939)	(14,005)
Proceeds from sale of trading securities	22,521	15,054
Net cash used in investing activities	(132,597)	(155,637)
Cash flows from financing activities:
Issuance of common stock	13,334	48,685
Tax withholding payments related to vested and released restricted stock units	(2,347)	(728)
Common stock repurchases	(59,880)	(68,343)
Payment of dividends to stockholders	(74,805)	(66,561)
Excess tax benefit from equity awards	657	872
Net cash used in financing activities	(123,041)	(86,075)
Effect of exchange rate changes on cash and cash equivalents	752	(6,183)
Net increase (decrease) in cash and cash equivalents	(17,159)	166,888
Cash and cash equivalents at beginning of period	793,382	767,313
Cash and cash equivalents at end of period	$776,223	$934,201
Supplemental cash flow disclosures:
Income taxes paid, net	$9,636	$11,041
Interest paid	$135	$204
Non-cash investing activities:
Purchase of land, property and equipment	$4,103	$—

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share data)
Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Nine months ended
		March 31, 2014	December 31, 2013	March 31, 2013	March 31, 2014	March 31, 2013
GAAP net income		$203,581	$139,246	$166,382	$454,024	$408,379
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	3,828	3,599	4,180	11,596	15,308
Restructuring, severance and other related charges	b	—	2,002	2,845	3,239	5,979
Income tax effect of non-GAAP adjustments	c	(1,193)	(1,777)	(2,212)	(4,642)	(6,583)
Discrete tax items	d	—	—	—	—	(3,514)
Non-GAAP net income		$206,216	$143,070	$171,195	$464,217	$419,569
GAAP net income per diluted share		$1.21	$0.83	$0.98	$2.70	$2.41
Non-GAAP net income per diluted share		$1.23	$0.85	$1.01	$2.76	$2.48
Shares used in diluted shares calculation		167,989	168,206	169,180	168,355	169,425
Pre-tax impact of items included in Condensed Consolidated Unaudited Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended March 31, 2014
Costs of revenues	$1,921	$—	$1,921
Engineering, research and development	836	—	836
Selling, general and administrative	1,071	—	1,071
Total in three months ended March 31, 2014	$3,828	$—	$3,828
Three months ended December 31, 2013
Costs of revenues	$1,921	$469	$2,390
Engineering, research and development	836	1,132	1,968
Selling, general and administrative	842	401	1,243
Total in three months ended December 31, 2013	$3,599	$2,002	$5,601
Three months ended March 31, 2013
Costs of revenues	$1,921	$713	$2,634
Engineering, research and development	835	2,405	3,240
Selling, general and administrative	1,424	(273)	1,151
Total in three months ended March 31, 2013	$4,180	$2,845	$7,025

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges includes amortization of intangible assets and transaction costs associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets and acquisition related costs are appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of these expenses allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with our decision in the first quarter of fiscal year 2013 to exit from the solar inspection business, as well as those associated with reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

d.
Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these or other adjustments to the cumulative windfall tax benefit that are not indicative of ongoing operating results and limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.